EXHIBIT 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Steakhouse Partners, Inc, (the “Company”) on Form 10-Q for the period ending March 28, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, A. Stone Douglass, President and Secretary of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

This certification has not been, and shall not be deemed, “filed” with the Securities and Exchange Commission.

May 12, 2006

/s/ A. Stone Douglass
Name:	A. Stone Douglass
Title:	President and Secretary